Exhibit (h)(3)(e)

May 9, 2022

State Street Bank and Trust Company

One Heritage Drive

North Quincy, Massachusetts 02171

Attention: Derek Hunter, Vice President

Re: abrdn Funds (the “Trust”) – Additional Funds Letter

Ladies and Gentlemen:

Reference is made to the Sub-Administration Agreement between State Street Bank and Trust Company (the “Sub-Administrator”) and abrdn Inc. (formerly, Aberdeen Standard Investments Inc.) (the “Administrator”) dated as of June 1, 2010, as amended and supplemented (the “Agreement”). Pursuant to the Agreement, this letter is to provide notice of the creation of abrdn EM SMA Completion Fund, the new Fund (as defined in the Agreement) of abrdn Funds (formerly, Aberdeen Funds) and of changes tot eh name of the Trust and each of its series, including the Aberdeen Global Equity Fund, which became the abrdn EM (ex-China) Fund on February 28, 2022.

In accordance with Section 1 of the Agreement, we request that you act as Sub-Administrator with respect to the additional Fund listed above. An amended and restated Schedule A to the Agreement is attached hereto. In connection with such request, the undersigned hereby confirms to you, as of the date hereof, the representations and warranties in Section 4 of the Agreement.

Please indicate your acceptance of the foregoing change by returning an executed copy of this letter to abrdn Inc.

[signature page follows]

Sincerely,

ABRDN INC.

By:	/s/ Lucia Sitar
Name:	Lucia Sitar
Title:	Vice President

Accepted:

STATE STREET BANK AND TRUST COMPANY

By:	/s/ David Whelan
Name:	David Whelan
Title:	Vice President

SUB-ADMINISTRATION AGREEMENT

Effective June 1, 2010

As amended May 9, 2022

SCHEDULE A

Listing of Funds

Fund Name	Classes of Shares
abrdn U.S. Sustainable Leaders Smaller Companies Fund	Class A Class C Class R Institutional Class Institutional Service Class Class T
abrdn U.S. Small Cap Equity Fund	Class A Class C Class R Institutional Class Institutional Service Class Class T
abrdn China A Share Equity Fund	Class A Class C Class R Institutional Class Institutional Service Class Class T
abrdn Emerging Markets Sustainable Leaders Fund	Class A Class C Class R Institutional Class Institutional Service Class Class T
abrdn EM (ex-China) Fund (formerly, Aberdeen Global Equity Fund)	Class A Class C Class R Institutional Class Institutional Service Class Class T

Information Classification: Limited Access

Fund Name	Classes of Shares
abrdn Emerging Markets Fund	Class A Class C Class R Institutional Class Institutional Service Class Class T
abrdn Global Absolute Return Strategies Fund	Class A Class C Class R Institutional Class Institutional Service Class Class T
abrdn International Small Cap Fund	Class A Class C Class R Institutional Class Institutional Service Class Class T
abrdn Intermediate Municipal Income Fund	Class A Class C Class R Institutional Class Institutional Service Class Class T
abrdn U.S. Sustainable Leaders Fund	Class A Class C Class R Institutional Class Institutional Service Class Class T
abrdn Emerging Markets Debt Fund	Class A Class C Class R Institutional Class Institutional Service Class Class T
abrdn Dynamic Dividend Fund	Class A Institutional Class
abrdn Global Infrastructure Fund	Class A Institutional Class
abrdn Short Duration High Yield Municipal Fund	Class A Institutional Class
abrdn Ultra Short Municipal Income Fund	Class A Class A1 Institutional Class

Information Classification: Limited Access

abrdn International Real Estate Equity Fund	Class A Institutional Class
abrdn Realty Income & Growth Fund	Class A Institutional Class
abrdn International Sustainable Leaders Fund	Class A Institutional Class
abrdn Global High Income Fund	Class A Institutional Class
abrdn Global Equity Impact Fund	Class A Institutional Class
abrdn EM SMA Completion Fund

Information Classification: Limited Access

ANNEX 1

ABRDN INC.

Liquidity Risk Measurement Services	FREQUENCY
ABRDN FUNDS

abrdn China A Share Equity Fund

abrdn Dynamic Dividend Fund

abrdn Emerging Markets Debt Fund

abrdn Emerging Markets Fund

abrdn U.S. Sustainable Leaders Smaller Companies Fund

abrdn EM ex-China Fund

(formerly, Aberdeen Global Equity Fund)

abrdn Global Infrastructure Fund

abrdn Global Absolute Return Strategies Fund

abrdn Short Duration High Yield Municipal Fund

abrdn Emerging Markets Sustainable Leaders Fund

abrdn International Real Estate Fund

abrdn International Small Cap Fund

abrdn Realty Income & Growth Fund

abrdn Intermediate Municipal Income Fund

abrdn U.S. Sustainable Leaders Fund

abrdn U.S. Small Cap Equity Fund

abrdn Ultra Short Municipal Income Fund

abrdn International Sustainable Leaders Fund

abrdn Global High Income Fund

abrdn Global Equity Impact Fund

abrdn EM SMA Completion Fund

Daily

Information Classification: Limited Access

Form N-PORT Services and Quarterly Portfolio of Investments Services	Service Type
ABRDN FUNDS	Standard N-PORT Reporting Solution (Data and Filing) and Quarterly Portfolio of Investments Services

abrdn China A Share Equity Fund

abrdn Dynamic Dividend Fund

abrdn Emerging Markets Debt Fund

abrdn Emerging Markets Fund

abrdn U.S. Sustainable Leaders Smaller Companies Fund

abrdn EM ex-China Fund

(formerly, Aberdeen Global Equity Fund)

abrdn Global Infrastructure Fund

abrdn Global Absolute Return Strategies Fund

abrdn Short Duration High Yield Municipal Fund

abrdn Emerging Markets Sustainable Leaders Fund

abrdn International Real Estate Fund

abrdn International Small Cap Fund

abrdn Realty Income & Growth Fund

abrdn Intermediate Municipal Income Fund

abrdn U.S. Sustainable Leaders Fund

abrdn U.S. Small Cap Equity Fund

abrdn Ultra Short Municipal Income Fund

abrdn International Sustainable Leaders Fund

abrdn Global High Income Fund

abrdn Global Equity Impact Fund

abrdn EM SMA Completion Fund

Standard

Form N-CEN Services
abrdn Funds

Information Classification: Limited Access